Exhibit 99.1

Autodesk Reports Fourth Quarter And Full Year Fiscal 2009 Financial Results

SAN RAFAEL, Calif., Feb. 26 /PRNewswire-FirstCall/ -- Autodesk, Inc. (Nasdaq: ADSK) today reported revenue of $490 million for the fourth quarter of fiscal 2009, a decrease of 18 percent over the fourth quarter of fiscal 2008.  GAAP diluted loss per share in the fourth quarter was $0.47, compared to earnings of $0.40 per diluted share in the fourth quarter last year.  Non-GAAP diluted earnings per share in the fourth quarter were $0.31, compared to $0.52 per diluted share in the fourth quarter last year.  Non-GAAP diluted earnings per share exclude a pre-tax impairment charge of $0.56 related primarily to a reduction in the carrying of goodwill in the company’s Media and Entertainment business segment, $0.18 for restructuring charges, $0.08 related to stock-based compensation expense, $0.11 for the amortization of acquisition related intangibles and in-process research and development, and the offsetting tax impact of $0.15 related to these items.

For fiscal 2009, revenue was a record $2.315 billion, an increase of 7 percent compared to fiscal 2008.  Fiscal 2009 net income was $184 million, or $0.80 per diluted share, on a GAAP basis and $448 million, or $1.95 per diluted share, on a non-GAAP basis.  A reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

“We have much to be proud of in fiscal 2009, including achieving record annual revenue results, expanding our market presence into new territories, and adding several new and exciting technologies to our portfolio of world-class products,” said Carl Bass, Autodesk president and CEO.  “While the global economic conditions in the first and second half of fiscal 2009 were very divergent, we are taking actions to reduce our cost structure to better fit the realities of today’s economic conditions.  Our strong market position and best-in-class products give us confidence that Autodesk will emerge from this downturn better positioned and more operationally efficient.”

Operational Overview
Combined revenue from Autodesk's model-based 3D design solutions decreased 1 percent over the fourth quarter of fiscal 2008 to $144 million and comprised 29 percent of total revenue for the quarter.  Autodesk shipped approximately 30,000 new commercial seats of its model-based 3D design products including approximately 6,100 seats of 3D manufacturing products, and 24,000 seats of its 3D Architecture Engineering and Construction products.

EMEA revenue was $219 million, a decrease of 16 percent as reported over the fourth quarter of fiscal 2008, and a decrease of 8 percent on a constant currency basis.  Revenue in Asia Pacific was $99 million, a decrease of 25 percent as reported year-over-year, and a 28 percent decrease on a constant currency basis.  Revenue in the Americas decreased 17 percent to $172 million compared to the fourth quarter of fiscal 2008.  Revenue from emerging economies decreased 31 percent, compared to the fourth quarter of fiscal 2008 to $80 million and represented 16 percent of total revenue.

Business Outlook
The following statements are forward-looking statements which are based on current expectations and which involve risks and uncertainties some of which are set forth below.  Given the uncertainty of the current markets, Autodesk is only providing guidance for its fiscal first quarter of 2010 at this time.

First Quarter Fiscal 2010
Net revenue for the first quarter of fiscal 2010 is expected to be in the range of $400 million and $440 million.  GAAP loss per diluted share is expected to be in the range of $0.20 and $0.08.  Non-GAAP earnings per diluted share are expected to be in the range of $0.00 and $0.12 and excludes $0.07 related to restructuring charges, $0.08 related to stock-based compensation expense and $0.05 for the amortization of acquisition related intangibles. The GAAP EPS range assumes a tax rate of 31% and the non-GAAP EPS range assumes a tax rate of 27%.

In addition, operating cash flow for the first quarter is expected to be negative as a result of lower revenues combined with cash outlays in the quarter for payments of the annual employee incentive plan and payments relating to the restructuring plan.

Safe Harbor Statement
This press release contains forward-looking statements that involve risks and uncertainties, including statements in the paragraphs under “Business Outlook” above, statements regarding anticipated market trends and other statements regarding our expected investments, strategies, performance and results.  Other factors that could cause actual results to differ materially include the following:  general market and business conditions, our performance in particular geographies, including emerging economies, the financial and business condition of our reseller and distribution channels, fluctuation in foreign currency exchange rates, failure to achieve planned cost reductions and productivity increases, difficulties encountered in integrating new or acquired businesses and technologies, the inability to identify and realize the anticipated benefits of acquisitions, unexpected fluctuations in our tax rate, the timing and degree of expected investments in growth opportunities, slowing momentum in maintenance revenues, failure to achieve sufficient sell-through in our channels for new or existing products, pricing pressure, failure to achieve continued migration from 2D products to 3D products, changes in the timing of product releases and retirements, failure of key new applications to achieve anticipated levels of customer acceptance,  failure to achieve continued success in technology advancements, interruptions or terminations in the business of Autodesk consultants, and unanticipated impact of accounting for technology acquisitions.

Further information on potential factors that could affect the financial results of Autodesk are included in Autodesk reports on Form 10-K for the year ended January 31, 2008 and our Forms 10-Q for the quarters ended April 30, 2008, July 31, 2008, and October 31, 2008, which are on file with the Securities and Exchange Commission.  Autodesk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Earnings Conference Call and Webcast
Autodesk will host its fourth quarter conference call today at 5:00 p.m. EST.  The live broadcast can be accessed at http://www.autodesk.com/investors.  A replay of the broadcast will be available at 7:00 pm EST at http://www.autodesk.com/investors.  This replay will be maintained on our website for at least twelve months.

About Autodesk
Autodesk, Inc. is a world leader in 2D and 3D design software for the manufacturing, construction, and media and entertainment markets. Since its introduction of AutoCAD software in 1982, Autodesk has developed the broadest portfolio of state-of-the-art Digital Prototyping solutions to help customers experience their ideas before they are built. Fortune 1000 companies rely on Autodesk for the tools to visualize, simulate and analyze real-world performance early in the design process to save time and money, enhance quality and foster innovation.  For additional information about Autodesk, visit www.autodesk.com.

Autodesk and AutoCAD, are registered trademarks or trademarks of Autodesk, Inc., and/or its subsidiaries and/or affiliates in the USA and/or other countries. All other brand names, product names, or trademarks belong to their respective holders. Autodesk reserves the right to alter product offerings and specifications at any time without notice, and is not responsible for typographical or graphical errors that may appear in this document.

© 2009 Autodesk, Inc. All rights reserved.

Investors:	David Gennarelli, david.gennarelli@autodesk.com, 415-507-6033

Press:	Pam Pollace, pam.pollace@autodesk.com, 415-547-2441
Colleen Rubart, colleen.rubart@autodesk.com, 415-547-2368

Autodesk, Inc.
Consolidated Statements of Operations
(In millions, except per share data)

	Three Months Ended		Fiscal Year Ended
	January 31,		January 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Net revenue:
License and other	$310.0	$446.0	$1,603.4	$1,618.6

Maintenance	179.8	153.0	711.8	553.3

Total net revenue	489.8	599.0	2,315.2	2,171.9

Cost of license and other revenue	46.0	48.7	210.2	199.1

Cost of maintenance revenue	2.5	2.2	8.9	8.6

Total cost of revenue	48.5	50.9	219.1	207.7

Gross margin	441.3	548.1	2,096.1	1,964.2

Operating Expenses:

Marketing and sales	218.0	243.8	900.7	847.7

Research and development	138.7	134.3	576.1	490.5

General and administrative	49.3	45.9	205.7	180.4

Impairment of goodwill and intangibles	128.9	-	128.9	-

Restructuring	40.2	-	40.2	-

Total operating expenses	575.1	424.0	1,851.6	1,518.6

Income (loss) from operations	(133.8)	124.1	244.5	445.6

Interest and other income (expense), net	(1.8)	6.8	8.0	24.4

Income (loss) before income taxes	(135.6)	130.9	252.5	470.0

Income tax (provision) benefit	30.3	(34.4)	(68.9)	(113.8)

Net income (loss)	$(105.3)	$96.5	$183.6	$356.2

Basic net income (loss) per share	$(0.47)	$0.42	$0.81	$1.55

Diluted net income (loss) per share	$(0.47)	$0.40	$0.80	$1.47

Shares used in computing basic net income (loss) per share	226.3	230.2	225.5	230.3

Shares used in computing diluted net income (loss) per share	226.3	239.4	230.1	242.0

Autodesk, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	January 31,	January 31,
	2009	2008
	(Unaudited)

ASSETS:

Current assets:
Cash and cash equivalents	$917.6	$917.9
Marketable securities	63.5	31.4
Accounts receivable, net	316.5	386.5
Deferred income taxes	31.1	98.1
Prepaid expenses and other current assets	59.3	47.9
Total current assets	1,388.0	1,481.8

Marketable securities	7.6	8.4
Computer equipment, software, furniture and leasehold improvements, net	120.6	80.2
Purchased technologies, net	113.3	64.4
Goodwill	542.5	443.4
Deferred income taxes, net	125.7	54.6
Other assets	123.0	79.4
	$2,420.7	$2,212.2

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current liabilities:
Accounts payable	$62.4	$79.3
Accrued compensation	124.3	146.2
Accrued income taxes	16.7	14.4
Deferred revenue	438.8	400.7
Borrowings under line of credit	52.1	-
Other accrued liabilities	105.8	89.7
Total current liabilities	800.1	730.3

Deferred revenue	113.3	105.4
Long term income taxes payable	116.9	86.5
Long term deferred income taxes	22.7	3.3
Other liabilities	57.0	56.2

Commitments and contingencies

Stockholders' equity:
Preferred stock	-	-
Common stock and additional paid-in capital	1,080.4	998.3
Accumulated other comprehensive income (loss)	(11.2)	13.8
Retained earnings	241.5	218.4
Total stockholders' equity	1,310.7	1,230.5
	$2,420.7	$2,212.2

Autodesk, Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)

	Fiscal Year Ended
	January 31,
	2009	2008
	(Unaudited)

Operating Activities
Net income	$183.6	$356.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	91.8	61.3
Stock-based compensation expense	89.5	99.3
Charge for acquired in-process research and development	26.9	5.5
Impairment of goodwill and intangibles	128.9	-
Restructuring related charges, net	38.9	-
Changes in operating assets and liabilities, net of business combinations	34.2	186.2
Net cash provided by operating activities	593.9	708.5

Investing Activities
Purchases of marketable securities	(118.6)	(727.0)
Sales of marketable securities	83.4	799.1
Business combinations, net of cash acquired	(364.5)	(114.5)
Capital and other expenditures	(78.4)	(43.3)
Net cash used in investing activities	(478.1)	(85.7)

Financing activities
Proceeds from borrowings on line of credit	912.4	-
Repayments of borrowings on line of credit	(860.3)	-
Proceeds from issuance of common stock, net of issuance costs	90.1	187.3
Repurchases of common stock	(256.6)	(563.0)
Net cash used in financing activities	(114.4)	(375.7)

Effect of exchange rate changes on cash and cash equivalents	(1.7)	4.9

Net increase (decrease) in cash and cash equivalents	(0.3)	252.0
Cash and cash equivalents at beginning of fiscal year	917.9	665.9
Cash and cash equivalents at end of period	$917.6	$917.9

Autodesk, Inc.
Reconciliation of GAAP financial measures to non-GAAP financial measures
(In millions, except per share data)

To supplement our consolidated financial statements presented on a GAAP basis, Autodesk provides investors with certain non-GAAP measures including non-GAAP net income, non-GAAP net income per share, non-GAAP cost of license and other revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP interest and other income, net and non-GAAP provision for income taxes.  These non-GAAP financial measures are adjusted to exclude certain costs, expenses, gains and losses, including stock-based compensation expense, employee tax reimbursements related to our stock option review, in-process research and development expenses, restructuring expenses, amortization of purchased intangibles, asset impairment and related income tax expenses.  See our reconciliation of GAAP financial measures to non-GAAP financial measures herein.  We believe these exclusions are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future, as well as to facilitate comparisons with our historical operating results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of Autodesk's underlying operational results and trends and our marketplace performance.  For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside our core operating results.  In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.  The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States.  Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

The following table shows Autodesk's non-GAAP results reconciled to GAAP results included in this release.

	Three Months Ended		Fiscal Year Ended
	January 31,		January 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

GAAP cost of license and other revenue	$46.0	$48.7	$210.2	$199.1
SFAS 123R stock-based compensation expense	(0.5)	(1.2)	(3.6)	(5.0)
Amortization of developed technology	(7.9)	(3.4)	(23.2)	(10.7)
Employee tax reimbursements related to stock option review	-	(0.1)	-	(1.2)
Non-GAAP cost of license and other revenue	$37.6	$44.0	$183.4	$182.2

GAAP gross margin	$441.3	$548.1	$2,096.1	$1,964.2
SFAS 123R stock-based compensation expense	0.5	1.2	3.6	5.0
Amortization of developed technology	7.9	3.4	23.2	10.7
Employee tax reimbursements related to stock option review	-	0.1	-	1.2
Non-GAAP gross margin	$449.7	$552.8	$2,122.9	$1,981.1

GAAP marketing and sales	$218.0	$243.8	$900.7	$847.7
SFAS 123R stock-based compensation expense	(8.6)	(11.8)	(39.2)	(43.1)
Employee tax reimbursements related to stock option review	-	(0.6)	-	(5.4)
Non-GAAP marketing and sales	$209.4	$231.4	$861.5	$799.2

GAAP research and development	$138.7	$134.3	$576.1	$490.5
SFAS 123R stock-based compensation expense	(6.0)	(8.5)	(29.3)	(32.4)
In-process research and development	(8.9)	(1.9)	(26.9)	(5.5)
Employee tax reimbursements related to stock option review	-	(0.8)	-	(5.2)
Non-GAAP research and development	$123.8	$123.1	$519.9	$447.4

GAAP general and administrative	$49.3	$45.9	$205.7	$180.4
SFAS 123R stock-based compensation expense	(3.6)	(4.7)	(17.5)	(18.8)
Amortization of customer relationships and trademarks	(6.9)	(3.2)	(23.4)	(9.4)
Employee tax reimbursements related to stock option review	-	(0.3)	-	(2.0)
Non-GAAP general and administrative	$38.8	$37.7	$164.8	$150.2

GAAP Impairment of goodwill and intangibles	$128.9	$-	$128.9	$-
Impairment of goodwill and intangibles	(128.9)	-	(128.9)	-
Non-GAAP Impairment of goodwill and intangibles	$-	$-	$-	$-

GAAP Restructuring	$40.2	$-	$40.2	$-
Restructuring	(40.2)	-	(40.2)	-
Non-GAAP Restructuring	$-	$-	$-	$-

GAAP operating expenses	$575.1	$424.0	$1,851.6	$1,518.6
SFAS 123R stock-based compensation expense	(18.2)	(25.0)	(86.0)	(94.3)
Employee tax reimbursements related to stock option review	-	(1.7)	-	(12.6)
Amortization of customer relationships and trademarks	(6.9)	(3.2)	(23.4)	(9.4)
In-process research and development	(8.9)	(1.9)	(26.9)	(5.5)
Impairment of goodwill and intangibles	(128.9)	-	(128.9)	-
Restructuring	(40.2)	-	(40.2)	-
Non-GAAP operating expenses	$372.0	$392.2	$1,546.2	$1,396.8

GAAP income (loss) from operations	$(133.8)	$124.1	$244.5	$445.6
SFAS 123R stock-based compensation expense	18.7	26.2	89.6	99.3
Employee tax reimbursements related to stock option review	-	1.8	-	13.8
Amortization of developed technology	7.9	3.4	23.2	10.7
Amortization of customer relationships and trademarks	6.9	3.2	23.4	9.4
In-process research and development	8.9	1.9	26.9	5.5
Impairment of goodwill and intangibles	128.9	-	128.9	-
Restructuring	40.2	-	40.2	-
Non-GAAP income from operations	$77.7	$160.6	$576.7	$584.3

GAAP interest and other income (expense), net	$(1.8)	$6.8	$8.0	$24.4
Investment impairment	-	-	-	4.0
Non-GAAP interest and other income (expense), net	$(1.8)	$6.8	$8.0	$28.4

GAAP income tax (provision) benefit	$30.3	$(34.4)	$(68.9)	$(113.8)
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(35.9)	(8.8)	(68.0)	(42.4)
Non-GAAP income tax provision	$(5.6)	$(43.2)	$(136.9)	$(156.2)

GAAP net income (loss)	$(105.3)	$96.5	$183.6	$356.2
SFAS 123R stock-based compensation expense	18.7	26.2	89.6	99.3
Employee tax reimbursements related to stock option review	-	1.8	-	13.8
Investment impairment	-	-	-	4.0
Amortization of developed technology	7.9	3.4	23.2	10.7
In-process research and development	8.9	1.9	26.9	5.5
Amortization of customer relationships and trademarks	6.9	3.2	23.4	9.4
Impairment of goodwill and intangibles	128.9	-	128.9	-
Restructuring	40.2	-	40.2	-
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(35.9)	(8.8)	(68.0)	(42.4)
Non-GAAP net income	$70.3	$124.2	$447.8	$456.5

GAAP diluted net income (loss) per share	$(0.47)	$0.40	$0.80	$1.47
SFAS 123R stock-based compensation expense	0.08	0.11	0.39	0.41
Employee tax reimbursements related to stock option review	-	0.01	-	0.06
Investment impairment	-	-	-	0.02
Amortization of developed technology	0.04	0.01	0.10	0.04
In-process research and development	0.04	0.01	0.12	0.02
Amortization of customer relationships and trademarks	0.03	0.02	0.10	0.04
Impairment of goodwill and intangibles	0.56	-	0.56	-
Restructuring	0.18	-	0.18	-
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(0.15)	(0.04)	(0.30)	(0.18)
Non-GAAP diluted net income per share	$0.31	$0.52	$1.95	$1.88

GAAP diluted shares used in per share calculation	226.3	239.4	230.1	242.0
Impact of SFAS 123R on diluted shares	(0.2)	1.0	(0.4)	1.2
Shares included in non-GAAP net income per share, but excluded from GAAP net loss per share as they would have been anti-dilutive	3.0	-	-	-
Non-GAAP diluted shares used in per share calculation	229.1	240.4	229.7	243.2

Other Supplemental Financial Information (1)

Fiscal Year 2009	QTR 1	QTR 2	QTR 3	QTR 4	YTD 2009
Financial Statistics (in millions, except per share data):
Total net revenue	$599	$620	$607	$490	$2,315
License and other revenue	$432	$440	$421	$310	$1,603
Maintenance revenue	$167	$180	$186	$180	$712

Gross Margin - GAAP	90%	90%	91%	90%	91%
Gross Margin - Non-GAAP	91%	91%	93%	92%	92%

GAAP Operating Expenses	$421	$441	$415	$575	$1,852
GAAP Operating Margin	20%	19%	23%	-27%	11%
GAAP Net Income (Loss)	$95	$90	$104	$(105)	$184
GAAP Diluted Net Income (Loss) Per Share	$0.41	$0.39	$0.45	$(0.47)	$0.80

Non-GAAP Operating Expenses (2)(3)	$394	$396	$385	$372	$1,546
Non-GAAP Operating Margin (2)(4)	25%	28%	29%	16%	25%
Non-GAAP Net Income (2)(5)	$117	$131	$130	$70	$448
Non-GAAP Diluted Net Income Per Share (2)(6)	$0.50	$0.56	$0.56	$0.31	$1.95

Total Cash and Marketable Securities	$950	$970	$941	$989	$989
Days Sales Outstanding	51	48	44	59	59
Capital Expenditures	$14	$26	$19	$19	$78
Cash from Operations	$185	$215	$107	$86	$594
GAAP Depreciation and Amortization	$17	$22	$25	$27	$92

Deferred Maintenance Revenue Balance	$474	$488	$433	$475	$475

Revenue by Geography (in millions):
Americas	$191	$203	$216	$172	$782
Europe	$259	$267	$258	$219	$1,003
Asia/Pacific	$149	$150	$133	$99	$530

Revenue by Segment (in millions):
Platform Solutions and Emerging Business and Other	$278	$270	$269	$201	$1,018
Architecture, Engineering and Construction	$129	$144	$134	$118	$525
Manufacturing Solutions	$119	$131	$124	$114	$488
Media and Entertainment	$67	$69	$73	$53	$262
Other	$6	$6	$7	$4	$22

Other Revenue Statistics:
% of Total Rev from AutoCAD and AutoCAD LT	41%	35%	35%	32%	36%
% of Total Rev from 3D design products	24%	26%	27%	29%	27%
% of Total Rev from Emerging Economies	17%	18%	19%	16%	18%
Upgrade Revenue (in millions)	$61	$58	$41	$34	$194

Favorable (Unfavorable) Impact of U.S. Dollar Translation Relative to Foreign Currencies Compared to Comparable Prior Year Period (in millions):
FX Impact on Total Net Revenue	$41	$42	$18	$(19)	$82
FX Impact on Total Operating Expenses	$(14)	$(11)	$(3)	$17	$(11)
FX Impact on Total Net Income (Loss)	$27	$31	$15	$(2)	$71

Gross Margin by Segment (in millions):
Platform Solutions and Emerging Business and Other	$263	$255	$257	$190	$965
Architecture, Engineering and Construction	$119	$133	$126	$109	$487
Manufacturing Solutions	$110	$122	$117	$107	$456
Media and Entertainment	$50	$52	$57	$41	$200
Unallocated amounts	$(1)	$(2)	$(3)	$(6)	$(12)

Common Stock Statistics:
GAAP Shares Outstanding	223,616,000	224,528,000	226,248,000	226,354,000	226,354,000
GAAP Fully Diluted Weighted Average Shares Outstanding	232,607,000	231,078,000	230,364,000	226,299,000	230,068,000
Shares Repurchased	8,001,000	-	-	-	8,001,000

Installed Base Statistics:
Total AutoCAD-based Installed Base	4,377,000	4,431,000	4,491,000	4,551,000	4,551,000
Stand-alone AutoCAD					2,980,000
AutoCAD Mechanical					266,000
AutoCAD Map 3D					281,000
AutoCAD Architecture					577,000
AutoCAD LT Installed Base					3,949,000
Total Inventor Installed Base	794,000	817,000	841,000	869,000	869,000
Total Maintenance Installed Base	1,587,000	1,644,000	1,696,000	1,704,000	1,704,000

(1) Totals may not agree with the sum of the components due to rounding.

(2) To supplement our consolidated financial statements presented on a GAAP basis, Autodesk provides investors with certain non-GAAP measures including non-GAAP net income, non-GAAP net income per share, non-GAAP cost of license and other revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP interest and other income, net and non-GAAP provision for income taxes.  These non-GAAP financial measures are adjusted to exclude certain costs, expenses, gains and losses, including stock-based compensation expense, employee tax reimbursements related to our stock option review, in-process research and development expenses, restructuring expenses, amortization of purchased intangibles, investment impairment and related income tax expenses.  See our reconciliation of GAAP financial measures to non-GAAP financial measures herein.  We believe these exclusions are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future, as well as to facilitate comparisons with our historical operating results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of Autodesk's underlying operational results and trends and our marketplace performance.  For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside our core operating results.  In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.  The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States.  Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Fiscal Year 2009	QTR 1	QTR 2	QTR 3	QTR 4	YTD 2009

(3) GAAP Operating Expenses	$421	$441	$415	$575	$1,852
Stock-based compensation expense	(24)	(22)	(21)	(18)	(87)
Amortization of customer relationships and trademarks	(3)	(6)	(7)	(7)	(24)
In-process research and development	-	(17)	(1)	(9)	(27)
Restructuring	-	-	-	(40)	(40)
Impairment of goodwill and intangibles	-	-	-	(129)	(129)
Non-GAAP Operating Expenses	$394	$396	$385	$372	$1,546

(4) GAAP Operating Margin	20%	19%	23%	-27%	11%
Stock-based compensation expense	4%	4%	4%	4%	4%
Amortization of developed technology	1%	1%	1%	2%	1%
Amortization of customer relationships and trademarks	1%	1%	1%	1%	1%
In-process research and development	0%	3%	0%	2%	1%
Restructuring	0%	0%	0%	8%	2%
Impairment of goodwill and intangibles	0%	0%	0%	26%	6%
Non-GAAP Operating Margin	25%	28%	29%	16%	25%

(5) GAAP Net Income (Loss)	$95	$90	$104	$(105)	$184
Stock-based compensation expense	25	23	$23	19	90
Amortization of developed technology	4	5	$6	8	23
Amortization of customer relationships and trademarks	3	6	$7	7	24
In-process research and development	-	17	$1	9	27
Impairment of goodwill and intangibles	-	-	-	129	129
Restructuring	-	-	-	40	40
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(9)	(11)	(12)	(36)	(68)
Non-GAAP Net Income	$117	$131	$130	$70	$448

(6) GAAP Diluted Net Income (Loss) Per Share	$0.41	$0.39	$0.45	$(0.47)	$0.80
Stock-based compensation expense	0.11	0.10	0.10	0.08	0.39
Amortization of developed technology	0.01	0.02	0.03	0.04	0.10
Amortization of customer relationships and trademarks	0.01	0.03	0.03	0.03	0.10
In-process research and development	-	0.07	-	0.04	0.12
Impairment of goodwill and intangibles	-	-	-	0.56	0.56
Restructuring	-	-	-	0.18	0.18
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(0.04)	(0.05)	(0.05)	(0.15)	(0.30)
Non-GAAP Diluted Net Income Per Share	$0.50	$0.56	$0.56	$0.31	$1.95

CONTACT:  Investors, David Gennarelli, +1-415-507-6033, david.gennarelli@autodesk.com, or Press, Pam Pollace, +1-415-547-2441, pam.pollace@autodesk.com, or Colleen Rubart, +1-415-547-2368, colleen.rubart@autodesk.com, all of Autodesk